United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7732

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: March 31, 2005

                    Date of reporting period: March 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein(SM)
       Investment Research and Management


Alliance World Dollar Government Fund II



                                   Closed End

                                                   Annual Report--March 31, 2005

   Investment Products Offered
==================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
==================================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

May 16, 2005

Annual Report
This report provides management's discussion of fund performance for Alliance World Dollar Government Fund II (the "Fund") for the annual reporting period ended March 31, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AWF".


Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results
The table on page 5 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, for the six- and 12-month periods ended March 31, 2005.

For the 12-month period ended March 31, 2005, the Fund performed in line with its benchmark. Contributing positively to performance was its overweighted exposure to Latin America. During the reporting period, the Latin region benefited from several factors, most notably improving credit fundamentals, strengthening currencies and export demand. Strong commodity prices, particularly oil, also helped the economies of several Latin countries.

Offsetting this positive country selection was the Fund's security selection which dampened its performance. The Fund was positioned too defensively relative to U.S. interest rates. The Fund's duration was shortened during the spring and summer of 2004, as interest rates were expected to rise and negatively impact bond prices. A soft patch in the U.S. economy, however, delayed rate hikes by the U.S. Federal Reserve (the "Fed") until June. As a result, the pace of tightening, as announced by the Fed, was measured. Additionally, global liquidity remained ample, muting the effects of rising U.S. official interest rates. Emerging market debt, therefore, performed better than was originally expected during the period under review.

Also detracting from the Fund's performance was an overweighted position in Ecuador which was particularly hurt in the bond market sell-off during April and May of 2004. Additionally, the Fund's Ecuador holdings were reduced in light of that sell-off just prior to a rebound as a result of higher oil prices. This further dampened the Fund's performance.

During the most recent six-month period, the Fund outperformed its benchmark due to increased interest rate exposure, positive country selection, particularly the Ukraine and Latin American region, and positive security selection.


--------------------------------------------------------------------------------
                                    Alliance World Dollar Government Fund II o 1

Market Review and Investment Strategy
The emerging market debt class, as represented by the JPM EMBI+, posted a solid return of 6.94% for the annual reporting period, despite market volatility at both the beginning and end of the reporting period. Early in the reporting period, bond markets sold off dramatically on a surprisingly strong gain in payroll employment, sending emerging-market returns into negative territory. Worries had surfaced that the Fed would begin tightening interest rates sooner-than-expected. For the first two months of the period (April and May of 2004), emerging-market debt returns fell by 7.37%. By early summer, however, investors' concerns regarding higher interest rates were eased after the Fed signaled that it would take a measured approach to removing its exceptionally accommodative policy stance. The Fed began to raise official rates in June at measured 0.25% increments. By the end of the reporting period, the Fed had raised rates a total of 1.75%.

Emerging market debt posted strong monthly returns throughout the middle of the reporting period as early market volatility subsided. The strong gains were a result of relatively low global interest rates, ample global liquidity, higher commodity prices and improved economic fundamentals in emerging countries. Between June 2004 and February 2005, emerging market debt posted an exceptional return of 18.60%.

Late in the reporting period, market sentiment abruptly changed. Unlike the second half of 2004 and beginning of 2005 when the market's mood had been uncharacteristically sanguine in the context of rising rates, market sentiment soured late in the first quarter of 2005 and bond prices fell. Fixed-income markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive this year and fallout from General Motors' profit warning. Late in the period, yields jumped after the Fed stated that inflation pressures had increased in recent months. Inflation fears were further stoked by sharply higher oil and commodities prices. At the end of the reporting period, crude oil hit a new high of $57.

For the annual period, all emerging market debt countries posted positive returns. The Latin region at 7.71% outpaced non-Latin markets at 5.80%, as several Latin countries benefited from export demand and strong commodity prices, particularly oil. Sustained growth in the Latin region and a resulting decline in fiscal deficits also improved their macroeconomic fundamentals. Countries outperforming for the annual period included Brazil at 11.56%, which was upgraded by both Moody's Investor Services and Standard & Poor's rating agencies, and oil producing Venezuela at 18.47% and Ecuador at 24.84%. Underperforming for the period were South Africa at 0.74%, Mexico at 1.97% and Colombia at 2.16%.

The Fund's allocations to its core emerging market countries (Russia, Colombia, Ecuador, Venezuela, Mexico and Turkey) were maintained; however, the Fund's individual country weightings were adjusted during the


--------------------------------------------------------------------------------
2 o Alliance World Dollar Government Fund II period. Early in the reporting period the Fund's duration exposure was reduced which positioned the Fund for the dampening effects of higher interest rates. The Fund generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July 2004, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Furthermore, there was a significant negative change in Russia's sovereign supply and demand technicals.

Additionally, the Fund's exposure in Brazil was increased as growth in Brazil exceeded even the most optimistic forecast, easing worries about debt sustainability. Additionally, it was anticipated that Brazilian debt would benefit from anticipated ratings upgrades. Subsequently, Brazil was upgraded by Moody's from a B2 to a B1 rating. The Fund's position in the Ukraine was also increased during the period due to strong economic growth and prospects for rating upgrades. Toward the end of the reporting period, the Fund's Argentinean debt was also increased due to significant indications that the new, final restructuring offer would benefit investors. Lastly, Ecuador was quite volatile during the period and created enormous challenges. Therefore, the Fund's exposure to Ecuador was adjusted throughout the period.



--------------------------------------------------------------------------------
                                    Alliance World Dollar Government Fund II o 3

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund II Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 37.

Benchmark Disclosure
The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o Alliance World Dollar Government Fund II

HISTORICAL PERFORMANCE
(continued from previous page)



  THE FUND VS. ITS BENCHMARK                           Returns
  PERIODS ENDED MARCH 31, 2005               6 Months         12 Months
--------------------------------------------------------------------------------
  Alliance World Dollar Government
   Fund II (NAV)                              4.56%             6.94%
--------------------------------------------------------------------------------
  JPM EMBI+                                   3.84%             6.94%


The Fund's Market Price per share on March 31, 2005 was $11.80. For additional Financial Highlights, please see page 26.


See Historical Performance and Benchmark disclosures on page 4.


--------------------------------------------------------------------------------
                                    Alliance World Dollar Government Fund II o 5

PORTFOLIO SUMMARY
March 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $916.8





SECURITY TYPE BREAKDOWN*
   82.4% Sovereign Debt Obligations              [PIE CHART OMITTED]
    5.9% Corporate Debt Obligations

   11.7% Short-Term


* All data are as of March 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o Alliance World Dollar Government Fund II

PORTFOLIO OF INVESTMENTS
March 31, 2005


                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-80.9%
Argentina-4.7%
Republic of Argentina
   3.01%, 8/03/12 FRN ....................       $     28,582       $ 24,037,462
   11.375%, 3/15/10(a) ...................              1,420            442,898
   11.75%, 6/15/15(a) ....................              3,950          1,198,430
   12.00%, 6/19/31(a) ....................              9,535          2,889,014
   12.25%, 6/19/18(a) ....................             23,767          7,203,685
   15.50%, 12/19/08(a) ...................             24,560          7,429,400
                                                                    ------------
                                                                      43,200,889
                                                                    ------------
Brazil-16.9%
Federal Republic of Brazil
   9.25%, 10/22/10 .......................              2,785          2,924,250
   10.50%, 7/14/14 .......................             14,290         15,754,725
   11.00%, 8/17/40 .......................             55,971         62,211,766
   12.00%, 4/15/10 .......................              8,650         10,068,600
   12.75%, 1/15/20 .......................             17,880         21,992,400
   14.50%, 10/15/09 ......................              2,365          2,971,623
   C-Bonds
   8.00%, 4/15/14 ........................             28,000         27,756,715
   DCB FRN
   Series L
   3.125%, 4/15/12 .......................             11,815         11,092,563
                                                                    ------------
                                                                     154,772,642
                                                                    ------------
Bulgaria-0.4%
Republic of Bulgaria
   8.25%, 1/15/15(b) .....................              3,204          3,921,696
                                                                    ------------
Colombia-2.2%
Republic of Colombia
   10.75%, 1/15/13 .......................              3,057          3,416,198
   11.75%, 2/25/20 .......................             14,121         16,803,990
                                                                    ------------
                                                                      20,220,188
                                                                    ------------
Republic of Ecuador
   0.00%, 10/11/05 .......................              6,665          6,466,316
   8.00%, 8/15/30(b)(c) ..................             40,001         35,900,898
                                                                    ------------
                                                                      42,367,214
                                                                    ------------
El Salvador-0.7%
Republic of El Salvador
   7.625%, 9/21/34(b) ....................              2,290          2,347,250
   8.50%, 7/25/11(b) .....................              3,700          4,105,150
                                                                    ------------
                                                                       6,452,400
                                                                    ------------
Indonesia-0.9%
Republic of Indonesia
   6.75%, 3/10/14(b) .....................              8,585          8,509,881
                                                                    ------------


--------------------------------------------------------------------------------
                                    Alliance World Dollar Government Fund II o 7

                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------
Jamaica-0.7%
Government of Jamaica
   10.625%, 6/20/17 ....................        $      5,400        $  5,697,000
   12.75%, 9/01/07(b) ..................                 500             563,250
                                                                    ------------
                                                                       6,260,250
                                                                    ------------
Lebanon-0.7%
Lebanese Republic
   7.875%, 5/20/11(b) ..................               2,475           2,413,125
   10.125%, 8/06/08(b) .................               2,480           2,628,800
   11.625%, 5/11/16(b) .................               1,114           1,247,680
                                                                    ------------
                                                                       6,289,605
                                                                    ------------
Mexico-15.1%
United Mexican States
   7.50%, 1/14/12 ......................               7,400           8,169,600
   8.125%, 12/30/19 ....................              49,800          57,070,799
   11.375%, 9/15/16 ....................              11,110          15,887,300
   Series A
   6.375%, 1/16/13 .....................               2,782           2,886,325
   8.00%, 9/24/22 ......................              35,510          40,303,849
   9.875%, 2/01/10 .....................              11,800          14,012,500
                                                                    ------------
                                                                     138,330,373
                                                                    ------------
Panama-3.1%
Republic of Panama
   8.875%, 9/30/27 .....................                 725             779,375
   9.375%, 7/23/12-4/01/29 .............               5,850           6,618,780
   9.625%, 2/08/11 .....................               8,677           9,826,703
   10.75%, 5/15/20 .....................               3,940           4,925,000
   IRB VRN
   3.715%, 7/17/14 .....................               6,242           5,961,440
                                                                    ------------
                                                                      28,111,298
                                                                    ------------
Peru-2.5%
Republic of Peru
   8.375%, 5/03/16 .....................               1,902           1,987,590
   8.75%, 11/21/33 .....................               4,500           4,680,000
   9.125%, 2/21/12 .....................               7,037           7,934,218
   9.875%, 2/06/15 .....................               7,240           8,362,200
                                                                    ------------
                                                                      22,964,008
                                                                    ------------
Philippines-3.2%
Republic of Philippines
   9.00%, 2/15/13 ......................               4,775           4,918,250
   9.50%, 2/02/30 ......................               4,046           3,954,965
   9.875%, 1/15/19 .....................              12,750          13,279,125
   10.625%, 3/16/25 ....................               6,638           7,102,660
                                                                    ------------
                                                                      29,255,000
                                                                    ------------


--------------------------------------------------------------------------------
8 o Alliance World Dollar Government Fund II

                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------

Russia-13.9%
Russian Federation
   5.00%, 3/31/30(b)(c) ..................       $     80,910       $ 83,134,510
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08 ........................             26,162         24,069,040
   Series VII
   3.00%, 5/14/11 ........................             24,180         20,100,834
                                                                    ------------
                                                                     127,304,384
                                                                    ------------
Turkey-4.1%
Republic of Turkey
   7.375%, 2/05/25 .......................              2,142          2,013,480
   11.00%, 1/14/13 .......................              5,500          6,663,250
   11.50%, 1/23/12 .......................              2,278          2,779,160
   11.75%, 6/15/10 .......................              4,455          5,357,138
   11.875%, 1/15/30 ......................             15,793         21,162,620
                                                                    ------------
                                                                      37,975,648
                                                                    ------------
Ukraine-2.6%
Government of Ukraine
   6.875%, 3/04/11(b) ....................              7,400          7,603,500
   7.65%, 6/11/13(b) .....................              7,801          8,366,573
   11.00%, 3/15/07(b) ....................              7,486          8,037,361
                                                                    ------------
                                                                      24,007,434
                                                                    ------------
Uruguay-1.0%
Republic of Uruguay
   7.875%, 1/15/33(d) ....................             10,117          8,751,474
                                                                    ------------
Venezuela-3.6%
Republic of Venezuela
   3.693%, 4/20/11 FRN ...................              3,050          2,706,875
   5.375%, 8/07/10 .......................             11,850         10,546,500
   8.50%, 10/08/14 .......................                935            925,650
   9.25%, 9/15/27 ........................             18,983         18,821,645
                                                                    ------------
                                                                      33,000,670
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $668,789,725) ...................                           741,695,054
                                                                    ------------
CORPORATE DEBT OBLIGATIONS-5.8%
Hong Kong-0.3%
Noble Group Ltd.
   6.625%, 3/17/15(b) ....................              3,355          3,116,949
                                                                    ------------

Indonesia-0.6%
Freeport-McMoran Copper & Gold
   10.125%, 2/01/10 ......................              4,800          5,328,000
                                                                    ------------


--------------------------------------------------------------------------------
                                    Alliance World Dollar Government Fund II o 9

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------
Kazakhstan-1.0%
Hurricane Finance
   9.625%, 2/12/10(b) ..........................     $     3,500     $ 3,815,000
Kazkommerts International BV
   8.50%, 4/16/13(b) ...........................           3,000       3,030,000
TengizChevroil Finance Co.
   6.124%, 11/15/14(b) .........................           2,569       2,543,310
                                                                     -----------
                                                                       9,388,310
                                                                     -----------
Mexico-2.0%
Innova S De. R.L., SA
   9.375%, 9/19/13 .............................           7,955       8,770,388
Monterrey Power SA De CV
   9.625%, 11/15/09(b) .........................           2,526       2,873,887
Vitro Envases
   10.75%, 7/23/11(b) ..........................           6,900       7,038,000
                                                                     -----------
                                                                      18,682,275
                                                                     -----------
People's Republic of China-0.2%
Chaoda Modern Agricultural Hldgs. Ltd.
   7.75%, 2/08/10(b) ...........................           1,480       1,354,200
                                                                     -----------
Romania-0.4%
MobiFon Holdings BV
   12.50%, 7/31/10 .............................           3,075       3,755,344
                                                                     -----------
Russia-1.1%
Citigroup(JSC Severstal)
   9.25%, 4/19/14(b) ...........................           2,256       2,314,430
Gazprom Oao
   9.625%, 3/01/13(b) ..........................             500         570,000
Mobile Telesystems Finance
   9.75%, 1/30/08(b) ...........................           5,390       5,739,290
Tyumen Oil
   11.00%, 11/06/07(b) .........................           1,075       1,198,625
                                                                     -----------
                                                                       9,822,345
                                                                     -----------
Ukraine-0.2%
Kyivstar
   10.375%, 8/17/09(b) .........................           1,800       1,980,000
                                                                     -----------
Total Corporate Debt Obligations
   (cost $50,054,812) ..........................                      53,427,423
                                                                     -----------
WARRANTS(e)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20 .................          43,000             -0-
Republic of Venezuela
   Warrants, expiring 4/15/20 ..................          25,000             -0-
                                                                     -----------
Total Warrants
   (cost $0)....................................                             -0-
                                                                     -----------


--------------------------------------------------------------------------------
10 o Alliance World Dollar Government Fund II

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-11.5%
Time Deposit-11.5%
Societe Generale
   2.875%, 4/01/05
   (cost $105,200,000) .....................      $    105,200      $105,200,000
                                                                    ------------
Total Investments-98.2%
   (cost $824,044,537) .....................                         900,322,477
Other assets less liabilities-1.8% .........                          16,515,158
                                                                    ------------
Net Assets-100% ............................                        $916,837,635
                                                                    ------------

CREDIT DEFAULT SWAP CONTRACTS (see Note C)


                                  Notional                                    Unrealized
Swap Counterparty &                Amount        Interest    Termination     Appreciation/
Referenced Obligation              (000's)         Rate         Date        (Depreciation)
------------------------------------------------------------------------------------------

Buy Contracts:
Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                   $ 4,250         3.02%   1/20/10       $138,597
Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                      3,075         0.50   11/26/13        (64,760)
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                    4,070         5.60    3/20/14       (185,474)

Sale Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                     6,750         4.40    5/20/06        365,100
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                    11,000         6.35    8/20/05        333,911
Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                     8,600         1.13    1/20/07        (78,785)
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                    4,070         4.95    3/20/09        200,417
Credit Suisse First Boston
Federal Republic of Brazil
12.25%, 3/06/30                     5,800         6.90    6/20/07        654,530
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                    7,200        17.75    2/13/08      2,937,410
Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                     5,120         3.80    8/20/06        162,361


--------------------------------------------------------------------------------.
                                   Alliance World Dollar Government Fund II o 11


(a) Security is in default and is non-income producing.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $204,353,365 or 22.3% of net assets.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2005.
(d) Pay-In-Kind Payments (PIK).
(e) Non-income producing security.

    Glossary of Terms:
    DCB - Debt Conversion Bonds
    FRN - Floating Rate Note
    IRB - Interest Rate Reduction Bond
    VRN - Variable Rate Note
    See notes to financial statements.


--------------------------------------------------------------------------------
12 o Alliance World Dollar Government Fund II

STATEMENT OF ASSETS & LIABILITIES
March 31, 2005


Assets
Investments in securities, at value
   (cost $824,044,537)..................................   $   900,322,477
Cash....................................................         1,203,682
Unrealized appreciation of swap contracts...............         4,792,326
Interest receivable.....................................        11,186,592
Receivable for investment securities sold...............         4,050,738
                                                           ---------------
Total assets ...........................................       921,555,815
                                                           ---------------
Liabilities
Unrealized depreciation of swap contracts...............           329,019
Payable for investment securities purchased.............         2,975,646
Advisory fee payable....................................           874,443
Administrative fee payable..............................           209,119
Accrued expenses........................................           329,953
                                                           ---------------
Total liabilities.......................................         4,718,180
                                                           ---------------
Net Assets..............................................   $   916,837,635
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $       676,487
Additional paid-in capital..............................       915,684,316
Undistributed net investment income.....................           573,240
Accumulated net realized loss on investment
   transactions.........................................       (80,837,655)
Net unrealized appreciation of investments..............        80,741,247
                                                           ---------------
                                                           $   916,837,635
                                                           ---------------
Net Asset Value Per Share
   (based on 67,648,715 shares outstanding).............            $13.55
                                                                    ------


See notes to financial statements.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2005

Investment Income
Interest...............................                    $    70,204,764
Expenses
Advisory fee...........................  $     9,008,460
Administrative.........................        1,351,269
Custodian..............................          659,504
Printing...............................          172,419
Transfer agency........................          108,617
Audit..................................           67,300
Registration...........................           59,902
Legal..................................           59,550
Directors' fees........................           41,359
Miscellaneous..........................           34,318
                                         ---------------
Total expenses before interest.........       11,562,698
Interest expense.......................          113,425
                                         ---------------
Total expenses.........................                         11,676,123
                                                           ---------------
Net investment income..................                         58,528,641
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
   Investment transactions.............                         46,456,824
   Swap contracts......................                          5,403,483
   Written options.....................                          2,896,593
Net change in unrealized appreciation/depreciation of:
   Investments.........................                        (58,198,309)
   Swap contracts......................                         (1,397,377)
   Written options.....................                            (54,435)
                                                           ---------------
Net loss on investment transactions....                         (4,893,221)
                                                           ---------------
Net Increase in Net Assets
from Operations........................                    $    53,635,420
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
14 o Alliance World Dollar Government Fund II

STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended       Year Ended
                                             March 31,        March 31,
                                               2005             2004
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
   from Operations
Net investment income..................  $    58,528,641   $    72,980,949
Net realized gain on investment
   transactions........................       54,756,900       237,541,658
Net change in unrealized
   appreciation/depreciation
   of investments......................      (59,650,121)      (60,240,788)
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................       53,635,420       250,281,819
Dividends to Shareholders from
Net investment income..................      (56,250,387)      (87,373,144)
Common Stock Transactions
Tender offer resulting in the
   redemption of 10,201,653
   shares of Common Stock..............               -0-     (132,891,565)
                                         ---------------   ---------------
Total increase (decrease)..............       (2,614,967)       30,017,110
Net Assets
Beginning of period....................      919,452,602       889,435,492
                                         ---------------   ---------------
End of period (including undistributed
   net investment income and distributions
   in excess of net investment income
   of $573,240 and $(4,872,958),
   respectively).......................  $   916,837,635   $   919,452,602
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 15

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE A
Significant Accounting Policies
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price


--------------------------------------------------------------------------------
16 o Alliance World Dollar Government Fund II obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 17

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2005, the Fund reimbursed to AGIS $2,100.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2005, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $ 1,196,268,537   $ 1,277,457,543
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost....................................................   $   827,499,994
                                                           ---------------
Gross unrealized appreciation...........................   $    77,742,898
Gross unrealized depreciation...........................        (4,920,415)
                                                           ---------------
Net unrealized appreciation.............................   $    72,822,483
                                                           ---------------

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not


--------------------------------------------------------------------------------
18 o Alliance World Dollar Government Fund II

Notes to Financial Statements
--------------------------------------------------------------------------------

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended March 31, 2005, were as follows:

                                             Number of        Premiums
                                             Contracts        Received
                                         ---------------   ---------------
Options outstanding at
   March 31, 2004......................       11,460,000   $       203,415
Options written........................      176,427,000         2,693,178
Options terminated in closing purchase
   transactions........................     (104,012,000)       (1,689,792)
Options expired........................      (83,875,000)       (1,206,801)
                                         ---------------   ---------------
Options outstanding at
   March 31, 2005......................               -0-  $            -0-
                                         ---------------   ---------------

2. Swap Agreements
The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 19

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to April 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.


--------------------------------------------------------------------------------
20 o Alliance World Dollar Government Fund II

At March 31, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $48,540,000, with net unrealized appreciation of $4,574,944 and terms ranging from 5 months to 4 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $8,320,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $40,220,000 as of March 31, 2005.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2005, the average amount of reverse repurchase agreements outstanding was $39,908,881 and the daily weighted average interest rate was .47%. There were no outstanding reverse repurchase agreements at March 31, 2005.

NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 67,648,715 shares outstanding at March 31, 2005, the Adviser owned 7,200 shares. During the year ended March 31, 2004, the Fund repurchased 10,201,653 shares of its outstanding common stock for $13.02 per share pursuant to a tender offer. The Fund incurred tender offering costs of $66,049 which were charged to additional paid-in capital. During the years ended March 31, 2005 and 2004, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 21
be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 were as follows:

                                              2005              2004
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $   56,250,387   $    87,373,144
                                         --------------   ---------------
Total taxable distributions...........       56,250,387        87,373,144
                                         --------------   ---------------
Total distributions paid..............   $   56,250,387   $    87,373,144
                                         --------------   ---------------

As of March 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................   $     5,805,680
Accumulated capital and other losses...................       (77,680,541)(a)
Unrealized appreciation/(depreciation).................        72,351,693(b)
                                                          ---------------

Total accumulated earnings/(deficit)...................   $       476,832

(a) On March 31, 2005, the Fund had a net capital loss carryforward of $77,680,541 of which $19,158,020 expires in the year 2010 and $58,522,521 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $49,733,626.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


--------------------------------------------------------------------------------
22 o Alliance World Dollar Government Fund II

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, the tax character of paydown gains/losses and the tax treatment of swap income, resulted in an increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 23 described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser, and the NASD has issued requests for information in connection with this matter and the Adviser has provided documents and other information to the SEC and NASD and is cooperating fully with the investigations. On March 11, 2005, discussions commenced with the NASD that management believes will conclude these investigations.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court


--------------------------------------------------------------------------------
24 o Alliance World Dollar Government Fund II for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things,
(i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                  Year Ended March 31,
                                       -----------------------------------------------------------------
                                          2005          2004(a)       2003           2002(b)        2001
                                       -----------------------------------------------------------------
Net asset value,
   beginning of period...............  $ 13.59       $ 11.42       $ 10.58        $ 10.37        $ 10.83
                                       -----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c) ............      .87           .99          1.07           1.32           1.25
Net realized and unrealized
   gain (loss) on investment
   transactions......................     (.08)         2.36           .83            .19           (.62)
                                       -----------------------------------------------------------------
Net increase in net asset
   value from operations.............      .79          3.35          1.90           1.51            .63
                                       -----------------------------------------------------------------
Less: Dividends
Dividends from net
   investment income.................     (.83)        (1.18)        (1.06)         (1.30)         (1.09)
                                       -----------------------------------------------------------------
Net asset value, end of period ......  $ 13.55       $ 13.59       $ 11.42        $ 10.58        $ 10.37
                                       -----------------------------------------------------------------
Market value, end of period .........  $ 11.80       $ 12.91       $ 10.91        $ 10.32        $  9.15
                                       -----------------------------------------------------------------
Premium/(Discount)...................   (12.92)%       (5.00)%       (4.47)%        (2.46)%       (11.76)%
Total Return
Total investment return
  based on:(d)
  Market value.......................    (1.96)%       29.27%        17.72%         27.02%         12.05%
  Net asset value....................     6.94%        30.01%        20.20%         16.22%          7.73%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)................... $916,838      $919,453      $889,435       $823,753       $807,476
Ratio to average net assets of:
  Expenses...........................     1.30%         1.29%         1.49%          1.88%          1.90%
  Expenses, excluding
     interest expense................     1.28%         1.25%         1.35%          1.29%          1.28%
  Net investment income..............     6.50%         7.65%        10.53%         12.69%         11.31%
Portfolio turnover rate..............      147%          158%          121%           178%           203%



See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o Alliance World Dollar Government Fund II

Financial Highlights
--------------------------------------------------------------------------------

(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain
    (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.
(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II,Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit precedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.




/s/ Ernst & Young LLP
---------------------
New York, New York
May 9, 2005


--------------------------------------------------------------------------------
28 o Alliance World Dollar Government Fund II

ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 29

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Paul
J. DeNoon, a Vice President of the Fund.


--------------------------------------------------------------------------------
30 o Alliance World Dollar Government Fund II

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Special Meeting of Shareholders of Alliance World Dollar Government Fund, Inc. was held on March 24, 2005. A description of the proposal and number of shares voted at the meeting are as follows:


                                                                    Authority
                                                  Voted For          Withheld
--------------------------------------------------------------------------------

1. Election of Directors Class One Nominee
                         (term expires 2007):
                         Director Nominee
                         Michael J. Downey     59,642,316.9428    1,285,834.2180

                         Class Two Nominees
                         (terms expire 2008):
                         Director Nominee
                         William H. Foulk Jr.  59,652,129.9428   1,276,021.2180
                         John H. Dobkin        59,669,716.9121   1,258,434.2487
                         James M. Hester       59,634,056.5508   1,294,094.6100


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 31

BOARD OF DIRECTORS



William H.Foulk, Jr.(1), Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS
Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011 Providence, RI02940-3011

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee and the Governance and Nominating Committee.
(2) The management of and investment decisions for the Fund are made by the Global Fixed Income: Emerging Market Investment Team, the members of which are jointly and primarily responsible for the day-to-day management of the Fund. Mr. DeNoon is the senior-most member of the Team.
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
    This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
    Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


--------------------------------------------------------------------------------
32 o Alliance World Dollar Government Fund II


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                 PORTFOLIOS
                                          PRINCIPAL                IN FUND          OTHER
  NAME, ADDRESS,                        OCCUPATION(S)              COMPLEX       DIRECTORSHIP
  DATE OF BIRTH,                         DURING PAST             OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                          5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer, +                Executive Vice President of           63              None
1345 Avenue of the              ACMC since 2001; prior thereto,
Americas                        Chief Executive Officer of
New York, NY 10105              Sanford C. Bernstein & Co., LLC
10/2/57                         and its predecessor since prior to
(2003)                          2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,33        Investment adviser and an            111               None
2 Sound View Drive              independent consultant. He was
Suite 100                       formerly Senior Manager of
Greenwich, CT 06830             Barrett Associates, Inc., a
Chairman of the Board           registered investment adviser,
9/7/32                          with which he had been
(1992)                          associated since prior to 1999. He
                                was formerly Deputy Comptroller
                                and Chief Investment Officer of
                                the State of New York and, prior
                                thereto, Chief Investment Officer
                                of the New York Bank for Savings.

Ruth Block,34,**                Formerly Executive Vice President     92               None
500 SE Mizner Blvd.,            and Chief Insurance Officer of
Boca Raton, FL 33432            The Equitable Life Assurance
11/7/30                         Society of the United States;
(1992)                          Chairman and Chief Executive
                                Officer of Evlico; Director of
                                Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty
                                chemicals), Tandem Financial
                                Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation;
                                former Governor at Large National
                                Association of Securities Dealers,
                                Inc.

David H. Dievler,35             Independent consultant. Until         96         None
P.O. Box 167                    December 1994 he was Senior
Spring Lake, NJ 07762           Vice President of Alliance Capital
10/23/29                        Management Corporation
(1992)                          ("ACMC") responsible for mutual
                                fund administration. Prior to
                                joining ACMC in 1984 he was
                                Chief Financial Officer of
                                Eberstadt Asset Management
                                since 1968. Prior to that he
                                was a Senior Manager at Price
                                Waterhouse & Co. Member of
                                American Institute of Certified
                                Public Accountants since 1953.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 33

                                                                 PORTFOLIOS
                                          PRINCIPAL                IN FUND          OTHER
  NAME, ADDRESS,                        OCCUPATION(S)              COMPLEX       DIRECTORSHIP
  DATE OF BIRTH,                         DURING PAST             OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                          5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#                Consultant. Formerly President of     94               None
P.O. Box 12                     Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002, a
2/19/42                         Senior Advisor from June 1999-
(1992)                          June 2000 and President of
                                Historic Hudson Valley
                                (historic preservation) from
                                December 1989-May 1999.
                                Previously, Director of the
                                National Academy of Design
                                and during 1988-1992, he was
                                Director and Chairman of the
                                Audit Committee of ACMC.

Michael J. Downey, #            Consultant since January 2004.        63           Asia Pacific
c/o Alliance Capital            Formerly managing partner of                        Fund, Inc.
Management L.P.                 Lexington Capital, LLC (investment                   and The
attn: Philip L. Kirstein        advisory firm) from December 1997                   Merger Fund
1345 Avenue of the              until December 2003. Prior thereto,
Americas                        Chairman and CEO of Prudential
New York, NY 10105              Mutual Fund Management from 1987
1/25/44                         to 1993.
(2005)

Dr. James M. Hester, #          Formerly President of the Harry       11               None
25 Cleveland Lane               Frank Guggenheim Foundation,
Princeton, NJ 08540             New York University and the New
4/19/24                         York Botanical Garden, Rector of
(1992)                          the United Nations University and
                                Vice Chairman of the Board of the
                                Federal Reserve Bank of New York.


*  There is no stated term of office for the Fund's Directors.
** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#  Member of the Audit Committee and the Governance and Nominating Committee.
+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
34 o Alliance World Dollar Government Fund II


Officer Information
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*        POSITION(S)             PRINCIPAL OCCUPATION
 AND DATE OF BIRTH     HELD WITH FUND           DURING PAST 5 YEARS**
--------------------------------------------------------------------------------

Marc O. Mayer,        President                 See biography above.
10/2/57

Philip L. Kirstein,   Senior Vice President     Senior Vice President and Independent
5/29/45               and Independent           Compliance Officer-Mutual Funds
                      Compliance Officer        of ACMC** with which he has been associated
                                                since October 2004. Prior thereto, he was Of
                                                Counsel to Kirkpatrick & Lockhart, LLP from
                                                October 2003 to October 2004, and
                                                General Counsel and First Vice President
                                                of Merrill Lynch Investment Managers,
                                                L.P. since prior to 1999 until March 2003.

Paul J. DeNoon,       Vice President Senior     Vice President of ACMC**, with 4/18/62
                                                which he has been associated since prior to 2000.

Mark R. Manley,       Secretary                 Senior Vice President, Deputy General
10/23/62                                        Counsel and Chief Compliance Officer of ACMC**,
                                                with which he has been associated since
                                                prior to 2000.

Mark D. Gersten,      Treasurer and Chief       Senior Vice President of Alliance Global
10/4/50               Financial Officer         Investor Services, Inc. ("AGIS")**, and Vice
                                                President of AllianceBernstein Investment
                                                Research and Management, Inc. ("ABIRM")**,
                                                with which he has been associated since prior
                                                to 2000.

Vincent S. Noto,      Controller                Vice President of AGIS**, with which
12/14/64                                        he has been associated since prior to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 35

ALLIANCEBERNSTEIN FAMILY OF FUNDS




--------------------------------------------------------------------------------
  Wealth Strategies Funds
--------------------------------------------------------------------------------
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
  Blended Style Funds
--------------------------------------------------------------------------------
  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

--------------------------------------------------------------------------------
  Growth Funds
--------------------------------------------------------------------------------
  Domestic

  Growth Fund
  Mid-Cap Growth Fund
  Large Cap Growth Fund*
  Small Cap Growth Portfolio

  Global & International

  All-Asia Investment Fund
  Global Health Care Fund*
  Global Research Growth Fund
  Global Technology Fund*
  Greater China '97 Fund
  International Growth Fund*
  International Research Growth Fund*
  New Europe Fund

--------------------------------------------------------------------------------
  Value Funds
--------------------------------------------------------------------------------

  Domestic

  Balanced Shares
  Focused Growth & Income Fund*
  Growth & Income Fund
  Real Estate Investment Fund
  Small/Mid-Cap Value Fund*
  Utility Income Fund
  Value Fund

  Global & International

  Global Value Fund
  International Value Fund

--------------------------------------------------------------------------------
  Taxable Bond Funds
--------------------------------------------------------------------------------
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

--------------------------------------------------------------------------------
  Municipal Bond Funds
--------------------------------------------------------------------------------
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

--------------------------------------------------------------------------------
  Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
  Intermediate California
  Intermediate Diversified
  Intermediate New York

--------------------------------------------------------------------------------
  Closed-End Funds
--------------------------------------------------------------------------------
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II






We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
36 o Alliance World Dollar Government Fund II


SUMMARY OF GENERAL INFORMATION

Summary of General Information
--------------------------------------------------------------------------------

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 37

NOTES



--------------------------------------------------------------------------------
38 o Alliance World Dollar Government Fund II

NOTES



--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 39

Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


WDGIIAR0305

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees
                                                        ----------     -------------        --------
Alliance World Dollar Government Fund II,    2004        $51,000          $13,125            $18,900
Inc.
                                             2005        $54,000          $ 6,890            $17,704


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit
Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                             Pre-approved by the
                                                                     All Fees for             Audit Committee
                                                                  Non-Audit Services       (Portion Comprised of
                                                                   Provided to the          Audit Related Fees)
                                                                Portfolio, the Adviser     (Portion Comprised of
                                                                and Service Affiliates           Tax Fees)
                                                                ----------------------     ---------------------

Alliance World Dollar Government Fund II,    2004                    $  935,707                  $410,150
Inc.                                                                                            ($382,250)
                                                                                                ($ 18,900)
                                             2005                    $1,320,622                  $269,594
                                                                                                ($251,890)
                                                                                                ($ 17,704)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        Ruth Block                                   Michael J. Downey
        David H. Dievler                             William H. Foulk, Jr
        John H. Dobkin                               Dr. James M. Hester


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.



ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxysolicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.                DESCRIPTION OF EXHIBIT
         -----------                ----------------------
         11 (a) (1)                 Code of ethics that is subject to the
                                    disclosure of Item 2 hereof

         11 (b) (1)                 Certification of Principal Executive
                                    Officer Pursuant to Section 302 of the
                                    Sarbanes-Oxley Act of 2002

         11 (b) (2)                 Certification of Principal Financial
                                    Officer Pursuant to Section 302 of the
                                    Sarbanes-Oxley Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance World Dollar Government Fund II, Inc.

By:      /s/ Marc O. Mayer
         --------------------
         Marc O. Mayer
         President

Date:    May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    May 27, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:     May 27, 2005